                                                                  Exhibit 23.2



                               CONSENT OF COUNSEL

         We hereby consent to the incorporation by reference of our prior opinion originally filed on July 3, 1996 as an exhibit to the Registration Statement on Form S-8 under File #333-5196, to the use of our name as counsel and to all references made to us in the Registration Statement and in the Prospectus forming a part thereof.

Dated:  July 10, 1997
        New York, NY

                                        /s/ BERGER & PAUL L.L.P.
                                        ------------------------------
                                        Berger & Paul L.L.P.